                                                             Exhibit 17(g)(v)

Prospectus

July 29, 2002

EQUITY, GROWTH & INCOME
AND ASSET ALLOCATION FUNDS

Asset Strategy Fund
Core Equity Fund
International Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Science and Technology Fund
Small Cap Growth Fund
Tax-Managed Equity Fund

The Securities and Exchange Commission has not approved
or disapproved the Fund's securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Waddell & Reed, Inc.

CONTENTS

3    AN OVERVIEW OF THE FUNDS
3    ASSET STRATEGY FUND
11   CORE EQUITY FUND
18   INTERNATIONAL GROWTH FUND
25   LARGE CAP GROWTH FUND
33   MID CAP GROWTH FUND
41   SCIENCE AND TECHNOLOGY FUND
48   SMALL CAP GROWTH FUND
55   TAX-MANAGED EQUITY FUND
62   INVESTMENT PRINCIPLES OF THE FUNDS
62        Investment Goals, Principal Strategies and Other Investments
69        Risk Considerations of Principal Strategies and Other Investments
71   YOUR ACCOUNT
71        Choosing a Share Class
78        Ways to Set Up Your Account
80        Buying Shares
83        Selling Shares
88        Distributions and Taxes
91   THE MANAGEMENT OF THE FUNDS
91        Portfolio Management
93        Management Fee
95   FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUND

GOAL

W&R Asset Strategy Fund

seeks high total return over the long term.

Principal Strategies

Asset Strategy Fund seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

*  The stock class includes equity securities of all types, although Waddell &
   Reed Investment Management Company (WRIMCO), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in the securities of any size company.

*  The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This asset class may include a significant amount, up to 35% of the Fund's total assets, of high yield/high risk bonds, or junk bonds, which include bonds rated BB and below by Standard & Poor's (S&P) and
   Ba and below by Moody's Corporation (Moody's) or unrated bonds deemed by
   WRIMCO to be of comparable quality.

*  The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

*  Within each of these classes, the Fund may invest in both domestic and foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated below. This mix will vary over shorter time periods as WRIMCO changes the Fund's holdings based on its current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

Portfolio Mix

Stocks 70% (can range from 0-100%)
Bonds 25% (can range from 0-100%)
Short-term 5% (can range from 0-100%)

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Asset Strategy
Fund. These include:

*  WRIMCO's skill in allocating the Fund's assets among different types of investments

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*  an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

*  prepayment of higher-yielding bonds held by the Fund

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small or medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Additionally, stock of smaller companies may experience volatile trading and price fluctuations.

Investments by the Fund in high yield/high risk bonds are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Asset allocation funds are designed for investors who want to diversify among stocks, bonds and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this
Fund may be appropriate for you. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Asset Strategy Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1996                                    3.92%
1997                                   10.84%
1998                                    8.64%
1999                                   21.22%
2000                                   20.66%
2001                                  -11.74%

In the period shown in the chart, the highest quarterly return was 15.58% (the first quarter of 2000) and the lowest quarterly return was -8.25% (the first quarter of 2001). The Class C return for the year through June 30, 2002 was
2.39%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of broad-
based securities market indexes that are unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 04-20-1995)

Before Taxes[1]                       -11.74%          9.22%          7.95%

After Taxes on Distributions[1]       -12.73%          6.57%          5.71%

After Taxes on Distributions
and Sale of Fund Shares[1]             -6.50%[2]       6.95%          5.97%

Class Y (began on 12-29-1995)

Before Taxes                          -10.91%         10.20%          9.26%

Class B (began on 07-03-2000)

Before Taxes                          -15.14%         -7.46%

Class A (began on 07-10-2000)

Before Taxes                          -16.10%         -8.47%

Indexes

S&P 500 Index[3]                      -11.91%         10.69%         14.66%[4]

Salomon Brothers Broad
Investment Grade Index[3]               8.52%          7.44%          7.81%[4]

Salomon Brothers Short-Term
Index for 1 Month Certificates
of Deposit[3]                           4.14%          5.47%          5.53%[4]

Lipper Flexible Portfolio Funds
Universe Average[5]                    -6.41%          7.52%         10.06%[4]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on April 30, 1995.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Asset Strategy Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.70%     0.70%     0.70%     0.70%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.52%     0.57%     0.51%     0.39%

Total Annual Fund
Operating Expenses[3]                   1.47%     2.27%     2.21%     1.34%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $716    $1,013    $1,332    $2,231

Class B Shares                           $630    $1,009    $1,315    $2,402[1]

Class C Shares                           $224    $  691    $1,185    $2,544

Class Y Shares                           $136    $  425    $  734    $1,613

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $716    $1,013    $1,332    $2,231

Class B Shares                           $230    $  709    $1,215    $2,402[1]

Class C Shares                           $224    $  691    $1,185    $2,544

Class Y Shares                           $136    $  425    $  734    $1,613

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOALS

W&R Core Equity Fund

seeks to provide capital growth and income.

Principal Strategies

Core Equity Fund seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including the company's:

*  profitability record

*  history of improving sales and profits

*  management

*  leadership position in its industry

*  stock price value

*  dividend payment history

Generally, in determining whether to sell a security WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of significant growth potential and/or the prospect of continued dividend payments. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Core Equity Fund.
These include:

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations. As well, an investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Core Equity Fund is designed for investors who seek capital growth and income.
You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Core Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1993                                   14.03%
1994                                   -2.07%
1995                                   29.65%
1996                                   18.12%
1997                                   24.61%
1998                                   20.73%
1999                                   12.15%
2000                                    8.54%
2001                                  -15.84%

In the period shown in the chart, the highest quarterly return was 17.05% (the second quarter of 1997) and the lowest quarterly return was -15.06% (the third quarter of 2001). The Class C return for the year through June 30, 2002 was -
14.19%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                       -15.84%          9.04%         11.75%

After Taxes on Distributions[1]       -16.43%          7.13%         10.66%

After Taxes on Distributions
and Sale of Fund Shares[1]             -8.89%[2]       7.84%         10.31%

Class Y (began on 12-29-1995)

Before Taxes                          -15.11%          9.93%         11.38%

Class A (began on 07-03-2000)

Before Taxes                          -20.11%        -15.70%

Class B (began on 07-11-2000)

Before Taxes                          -19.19%        -15.98%

Indexes

S&P 500 Index[3]                      -11.91%         10.69%         13.75%[4]

Lipper Large-Cap Core Funds
Universe Average[5]                   -13.77%          8.19%         11.76%[4]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on September 30, 1992.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Core Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.70%     0.70%     0.70%     0.70%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.33%     0.50%     0.37%     0.23%

Total Annual Fund
Operating Expenses[3]                   1.28%     2.20%     2.07%     1.18%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $698      $958    $1,237    $2,031

Class B Shares                           $623      $988    $1,280    $2,299[1]

Class C Shares                           $210      $649    $1,114    $2,400

Class Y Shares                           $120      $375     $ 649    $1,432

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $698      $958    $1,237    $2,031

Class B Shares                           $223      $688    $1,180    $2,299[1]

Class C Shares                           $210      $649    $1,114    $2,400

Class Y Shares                           $120      $375    $  649    $1,432

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOALS

W&R International Growth Fund

seeks, as a primary goal, long-term appreciation of capital. As a secondary goal, the Fund seeks current income.

Principal Strategies

International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region, as well as by the privatization and/or restructuring of particular industries.
The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries, and the Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

*  a company's growth and earnings potential

*  management of the company

*  industry position of the company

*  strength of the industry

*  applicable economic, market and political conditions of the country in which the company is located

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer's country.
WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of International
Growth Fund. These include:

*  changes in foreign exchange rates, which may affect the value of the securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds

*  WRIMCO's skill in evaluating and selecting securities for the Fund

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult.
There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investment choices.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies are more likely to have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

International Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1993                                    3.62%
1994                                    0.12%
1995                                    8.34%
1996                                   19.11%
1997                                   16.89%
1998                                   31.72%
1999                                   88.66%
2000                                  -24.49%
2001                                  -27.20%

In the period shown in the chart, the highest quarterly return was 67.07% (the fourth quarter of 1999) and the lowest quarterly return was -18.21% (the third quarter of 1998). The Class C return for the year through June 30, 2002 was -
6.73%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                       -27.20%          9.82%          8.10%

After Taxes on Distributions[1]       -27.24%          6.05%          5.61%

After Taxes on Distributions
and Sale of Fund Shares[1]            -16.50%[2]       8.00%          6.49%

Class Y (began on 12-29-1995)

Before Taxes                          -26.39%         10.86%         12.38%

Class A (began on 07-03-2000)

Before Taxes                          -30.87%                       -31.73%

Class B (began on 07-10-2000)

Before Taxes                          -30.26%                       -31.75%

Indexes

Morgan Stanley Capital
International E.A.FE. Index[3]        -21.44%          0.89%          5.86%[4]

Lipper International Funds
Universe Average[5]                   -21.71%          1.94%          6.87%[4]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on September 30, 1992.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

International Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.54%     1.06%     0.79%     0.44%

Total Annual Fund
Operating Expenses[3]                   1.64%     2.91%     2.64%     1.54%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $732    $1,063    $1,415    $2,407

Class B Shares                           $694    $1,201    $1,633    $2,928[1]

Class C Shares                           $267    $  820    $1,400    $2,973

Class Y Shares                           $157    $  486    $  839    $1,834

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $732    $1,063    $1,415    $2,407

Class B Shares                           $294    $  901    $1,533    $2,928[1]

Class C Shares                           $267    $  820    $1,400    $2,973

Class Y Shares                           $157    $  486    $  839    $1,834

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Large Cap Growth Fund

seeks the appreciation of your investment.

Principal Strategies

Large Cap Growth Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Although WRIMCO anticipates the majority of the Fund's investments to be in large to medium sized companies, the Fund may invest in companies of any size.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

*  the company's market position, product line, technological position and prospects for increased earnings

*  the management capability of the company being considered

*  the short-term and long-term outlook for the industry being analyzed

*  changes in economic and political conditions

WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.

In general, WRIMCO may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Large Cap Growth
Fund. These include:

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the skill of WRIMCO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.

The Fund may invest a portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Large Cap Growth Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Large Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total return for Class A shares.

*  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on a calendar-year period, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31, 2001 (%)

                   -23.50%

In the period shown in the chart, the highest quarterly return was 11.88% (the fourth quarter of 2001) and the lowest quarterly return was -18.97% (the first quarter of 2001). The Class A return for the year through June 30, 2002 was -
9.83%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years
                                                    (or Life
as of December 31, 2001 (%)            1 Year      of Class)

Class A (began on 06-30-2000)

Before Taxes                          -27.90%        -10.11%

After Taxes on Distributions          -27.90%        -10.34%

After Taxes on Distributions
and Sale of Fund Shares               -16.99%[1]      -8.08%[1]

Class C (began on 07-03-2000)

Before Taxes                          -24.21%         -7.40%

Class B (began on 07-06-2000)

Before Taxes                          -27.57%        -10.39%

Class Y (began on 07-06-2000)

Before Taxes                          -23.42%         -6.58%

Indexes

S&P 500 Index[2]                      -11.91%        -13.54%[3]

Lipper Large-Cap Growth Funds
Universe Average[4]                   -22.94%         -26.01%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on June 30, 2000.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Large Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred

Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.70%     0.70%     0.70%     0.70%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       0.79%     1.44%     0.93%     0.65%

Total Annual Fund
Operating Expenses[4]                   1.74%     3.14%     2.63%     1.60%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $742    $1,091    $1,464    $2,509

Class B Shares                           $717    $1,269    $1,745    $3,119[1]

Class C Shares                           $266    $  817    $1,395    $2,964

Class Y Shares                           $163    $  505    $  871    $1,900

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $742    $1,091    $1,464    $2,509

Class B Shares                           $317    $  969    $1,645    $3,119[1]

Class C Shares                           $266    $  817    $1,395    $2,964

Class Y Shares                           $163    $  505    $  871    $1,900

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

Related Fund Performance

Large Cap Growth Fund is modeled after another fund managed by WRIMCO, Waddell
& Reed Advisors Vanguard Fund, Inc. (the Related Fund). There may be
differences between Large Cap Growth Fund and the Related Fund, including asset sizes and cash flows and, therefore, fund expense ratios may also differ.
However, Large Cap Growth Fund and the Related Fund are substantially similar since the investment objective, strategies and policies of Large Cap Growth
Fund are substantially similar to those of the Related Fund.
The chart below provides average annual returns of the Related Fund, not Large
Cap Growth Fund, for the period ended December 31, 2001. The performance of the
Related Fund is historical and does not guarantee future performance of Large
Cap Growth Fund.

Waddell & Reed Advisors Vanguard Fund, Inc.

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class A

Before Taxes                          -29.01%          9.70%         10.33%

After Taxes on Distributions          -29.04%          7.41%          8.07%

After Taxes on Distributions
and Sale of Fund Shares               -17.62%[1]       8.11%          8.36%

Class Y (began on 9-8-1995)

Before Taxes                          -24.44%         11.27%          9.59%

Class B (began on 10-4-1999)

Before Taxes                          -28.61%         -4.56%

Class C (began on 10-4-1999)

Before Taxes[1]                       -25.74%         -3.58%

Indexes

S&P 500 Index[2]                      -11.91%         10.69%         12.94%

Lipper Large-Cap Growth Funds
Universe Average[3]                   -22.94%          8.15%         10.09%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Lipper Average is net of fees and expenses.

AN OVERVIEW OF THE FUND

GOAL

W&R Mid Cap Growth Fund

seeks the growth of your investment.

Principal Strategies

Mid Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth
Index (Russell Mid-Cap) and that WRIMCO believes offer above-average growth potential.

In selecting companies, WRIMCO may look at a number of factors, such as:

*  new or innovative products or services

*  adaptive or creative management

*  strong financial and operational capabilities to sustain growth

*  market potential

*  profit potential

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Mid Cap Growth
Fund. These include:

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy

*  the skill of WRIMCO in evaluating and selecting securities for the Fund

Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

Also, the Fund may invest, to a lesser extent, in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Mid Cap Growth Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Mid Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total return for Class A shares.

*  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on a calendar-year period, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31, 2001 (%)

                   -12.71%

In the period shown in the chart, the highest quarterly return was 12.41% (the fourth quarter of 2001) and the lowest quarterly return was -16.36% (the third quarter of 2001). The Class A return for the year through June 30, 2002 was -
17.16%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                                    5 Years
                                                                   (or Life
as of December 31, 2001 (%)                           1 Year      of Class)

Class A (began on 06-30-2000)

Before Taxes                                         -17.73%         -7.46%

After Taxes on Distributions                         -17.90%         -8.37%

After Taxes on Distributions
and Sale of Fund Shares                              -10.74%[1]      -6.13%[1]

Class C (began on 07-03-2000)

Before Taxes                                         -13.56%         -4.66%

Class B (began on 07-06-2000)

Before Taxes                                         -17.30%         -7.51%

Class Y (began on 07-10-2000)

Before Taxes                                         -12.58%         -5.17%

Indexes

Russell Mid-Cap Growth Index[2]                      -20.22%        -26.62%[3]

Lipper Mid-Cap Growth Funds
Universe Average[4]                                  -21.17%        -23.29%[3]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Index comparison begins on June 30, 2000.

[4]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Mid Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       0.95%     1.51%     1.10%     0.77%

Total Annual Fund
Operating Expenses[4]                   2.05%     3.36%     2.95%     1.87%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $771    $1,181    $1,615    $2,817

Class B Shares                           $739    $1,333    $1,850    $3,347[1]

Class C Shares                           $298    $  913    $1,552    $3,271

Class Y Shares                           $190    $  588    $1,011    $2,190

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $771    $1,181    $1,615    $2,817

Class B Shares                           $339    $1,033    $1,750    $3,347[1]

Class C Shares                           $298    $  913    $1,552    $3,271

Class Y Shares                           $190    $  588    $1,011    $2,190

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

Related Fund Performance

Mid Cap Growth Fund is modeled after another fund managed by WRIMCO, Waddell &
Reed Advisors New Concepts Fund, Inc. (the Related Fund). There may be
differences between Mid Cap Growth Fund and the Related Fund, including asset sizes and cash flows and, therefore, fund expense ratios may also differ.
However, Mid Cap Growth Fund and the Related Fund are substantially similar since the investment objective, strategies and policies of Mid Cap Growth Fund are substantially similar to those of the Related Fund.

The chart below provides average annual returns of the Related Fund, not Mid
Cap Growth Fund, for the period ended December 31, 2001. The performance of the
Related Fund is historical and does not guarantee future performance of Mid Cap
Growth Fund.

Waddell & Reed Advisors New Concepts Fund, Inc.

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class A

Before Taxes                          -22.77%         11.69%         12.11%

After Taxes on Distributions          -22.79%          8.75%         10.07%

After Taxes on Distributions
and Sale of Fund Shares               -13.83%[1]       9.76%         10.17%

Class Y (began on 9-6-1995)

Before Taxes                          -17.81%         13.39%         11.53%

Class B (began on 10-4-1999)

Before Taxes                          -22.35%         -1.70%

Class C (began on 10-4-1999)

Before Taxes                          -19.10%         -0.68%

Indexes

Russell Mid-Cap Growth Index[2]       -20.22%          9.02%         11.11%

Lipper Mid-Cap Growth Funds
Universe Average[3]                   -21.17%          7.64%          9.88%

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit on the sale of the Fund's shares at the end of the period.

[2]Reflects no deduction for fees, expenses or taxes.

[3]Lipper Average is net of fees and expenses.

AN OVERVIEW OF THE FUND

GOAL

W&R Science and Technology Fund

seeks long-term capital growth.

Principal Strategies

Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business is not within the science and technology industry. WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. The Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

*  growth potential

*  earnings potential

*  management

*  industry position

*  applicable economic and market conditions

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of the Science and
Technology Fund. These include:

*  the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries

*  the volatility of securities of science and technology companies due, in part, to the competitiveness of the industry

*  rapid obsolescence of products or processes of companies in which the Fund invests

*  government regulation in the science and technology industry

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stocks of smaller companies may experience volatile trading and price fluctuations.

The Fund may invest, to a lesser extent, in foreign securities. Investments in foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund that concentrates in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Science and Technology Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1998                                   44.03%
1999                                  177.01%[2]
2000                                  -26.31%
2001                                  -14.48%

In the period shown in the chart, the highest quarterly return was 82.61% (the fourth quarter of 1999) and the lowest quarterly return was -23.25% (the second quarter of 2000). The Class C return for the year through June 30, 2002 was -
21.06%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

[2]A substantial portion of the Fund's returns during this period is attributable to investments in initial public offerings (IPOs). No assurance can be given that the Fund will continue to be able to invest in IPOs to the same extent as it has in the past or that future IPOs in which the Fund invests will have as equally beneficial an impact on performance.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years
                                                    (or Life
as of December 31, 2001 (%)            1 Year      of Class)

Class C (began on 07-31-1997)

Before Taxes[1]                       -14.48%         23.79%

After Taxes on Distributions[1]       -14.51%         22.16%

After Taxes on Distributions
and Sale of Fund Shares[1]             -8.80%[2]      20.70%

Class Y (began on 06-09-1998)

Before Taxes                          -13.60%         24.08%

Class A (began on 07-03-2000)

Before Taxes                          -18.92%        -21.56%

Class B (began on 07-03-2000)

Before Taxes                          -18.16%        -20.73%

Indexes

Goldman Sachs Technology
Industry Composite Index[3]           -28.57%          5.42%[4]

Lipper Science & Technology Funds
Universe Average[5]                   -37.55%          7.05%[4]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on July 31, 1997.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Science and Technology Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.68%     0.94%     0.63%     0.32%

Total Annual Fund
Operating Expenses[3]                   1.78%     2.79%     2.48%     1.42%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $745    $1,103    $1,484    $2,549

Class B Shares                           $682    $1,165    $1,574    $2,874[1]

Class C Shares                           $251    $  773    $1,321    $2,816

Class Y Shares                           $145    $  449    $  776    $1,702

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $745    $1,103    $1,484    $2,549

Class B Shares                           $282    $  865    $1,474   $2,874[1]

Class C Shares                           $251    $  773    $1,321    $2,816

Class Y Shares                           $145    $  449    $  776    $1,702

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Small Cap Growth Fund

seeks growth of capital.

Principal Strategies

Small Cap Growth Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper,
Inc. Small Cap Category (small cap stocks). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors regarding a company, such as:

*  aggressive or creative management

*  technological or specialized expertise

*  new or unique products or services

*  entry into new or emerging industries

*  growth in earnings/growth in sales

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Small Cap Growth
Fund. These include:

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  WRIMCO's skill in evaluating and selecting securities for the Fund

The Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

*  products offered may fail to sell as anticipated

*  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry

*  the company may never achieve profitability

*  economic, market and technological factors may cause the new industry itself to lose favor with the public

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Small Cap Growth Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Small Cap Growth Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total returns for Class C shares and shows how performance has varied from year to year.

*  The bar chart does not reflect any deferred sales charge that you may be required to pay upon redemption of the Fund's Class C shares. If the deferred sales charge were included, the returns would be less than those shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31 each year (%)[1]

1993                                   24.20%
1994                                   12.75%
1995                                   32.14%
1996                                    2.30%
1997                                   21.12%
1998                                   44.57%
1999                                   61.42%
2000                                  -16.22%
2001                                   -2.64%

In the period shown in the chart, the highest quarterly return was 40.97% (the fourth quarter of 1999) and the lowest quarterly return was -23.83% (the third quarter of 2001). The Class C return for the year through June 30, 2002 was -
16.37%.

[1]The returns shown are based on the performance of the Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as
Class C, which had commenced operations on October 4, 1999.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class C shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class C shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years       10 Years
                                                    (or Life       (or Life
as of December 31, 2001 (%)            1 Year      of Class)      of Class)

Class C (began on 09-21-1992)

Before Taxes[1]                        -2.64%         18.18%         19.34%

After Taxes on Distributions[1]        -2.64%         13.66%         16.40%

After Taxes on Distributions
and Sale of Fund Shares[1]             -1.61%[2]      14.81%         16.44%

Class Y (began on 12-29-1995)

Before Taxes                           -1.77%         19.21%         16.49%

Class A (began on 07-03-2000)

Before Taxes                           -7.54%        -15.63%

Class B (began on 07-06-2000)

Before Taxes                           -6.80%        -13.56%

Indexes

Russell 2000 Growth Index[3]           -9.22%          2.88%          8.72%[4]

Lipper Small-Cap Growth Funds
Universe Average[5]                   -10.79%          8.51%         12.84%[4]

[1]The returns shown for Class C shares are based on the performance of the
Fund's prior Class B shares. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999.
The prior Class B's performance has been adjusted to reflect the current CDSC structure applicable to Class C. Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.

[2]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on September 30, 1992.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Small Cap Growth Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees                         0.85%     0.85%     0.85%     0.85%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[3]                       0.31%     0.60%     0.37%     0.22%

Total Annual Fund
Operating Expenses[3]                   1.41%     2.45%     2.22%     1.32%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $710     $ 996    $1,302    $2,169

Class B Shares                           $648    $1,064    $1,406    $2,526[1]

Class C Shares                           $225     $ 694    $1,190    $2,554

Class Y Shares                           $134     $ 418     $ 723    $1,590

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $710     $ 996    $1,302    $2,169

Class B Shares                           $248     $ 764    $1,306    $2,526[1]

Class C Shares                           $225     $ 694    $1,190    $2,554

Class Y Shares                           $134     $ 418     $ 723    $1,590

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

AN OVERVIEW OF THE FUND

GOAL

W&R Tax-Managed Equity Fund

seeks long-term growth of capital while minimizing taxable gains and income to shareholders.

Principal Strategies

Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies that
WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the
Fund typically invests in the common stocks of large to medium sized U.S.
companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The
Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIMCO typically invests for the long term and selects securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIMCO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that
WRIMCO believes are currently selling below their true worth.

When deciding to sell a security, WRIMCO considers the negative tax impact of realizing capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Tax-Managed
Equity Fund. These include:

*  the skill of WRIMCO in evaluating and selecting securities for the Fund

*  the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

*  the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced

*  adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

*  the Fund's tax-sensitive investment strategy failing to limit distributions of taxable income and net realized capital gains as contemplated

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stocks of smaller companies, and growth stocks in general, may also experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

Who May Want to Invest

Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to realize capital losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or net capital gains from time to time. Investors may realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Tax-Managed Equity Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

*  The bar chart presents the average annual total return for Class A shares.

*  The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the return would be less than that shown.

*  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on a calendar-year period, while the information shown in the Financial
Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at
www.waddell.com for more current performance information.

Chart Of Year-By-Year Returns

as of December 31, 2001 (%)

                     -23.28%

In the period shown in the chart, the highest quarterly return was 7.04% (the fourth quarter of 2001) and the lowest quarterly return was -17.55% (the first quarter of 2001). The Class A return for the year through June 30, 2002 was -
10.31%.

Average Annual Total Returns

The table below compares the Fund's average annual returns to that of a broad-
based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to that of the Fund. The
Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning
Fund shares. Return After Taxes on Distributions is a Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and the Sale of
Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Average Annual Total Returns

                                                     5 Years
                                                    (or Life
as of December 31, 2001 (%)            1 Year      of Class)

Class A (began on 06-30-2000)

Before Taxes                          -27.69%        -26.41%

After Taxes on Distributions          -27.69%        -26.41%

After Taxes on Distributions
and Sale of Fund Shares               -16.86%[1]     -20.78%[1]

Class C (began on 07-06-2000)

Before Taxes                          -24.08%        -24.50%

Class B (began on 07-13-2000)

Before Taxes                          -27.14%        -27.16%

Class Y[2]

Indexes

S&P 500 Index[3]                      -11.91%        -13.54%[4]

Lipper Large-Cap Growth Funds
Universe Average[5]                   -22.94%        -26.01%[4]

[1]After Tax returns may be better than Before Tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

[2]Class Y shares have been offered to the public since June 30, 2000. As of

March 31, 2002, there have been no Class Y shares issued. Therefore, there is no Class Y return information to be included in the table.

[3]Reflects no deduction for fees, expenses or taxes.

[4]Index comparison begins on June 30, 2000.

[5]Lipper Average is net of fees and expenses.

FEES AND EXPENSES

Tax-Managed Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from              Class A   Class B   Class C   Class Y
your investment)                       Shares    Shares    Shares    Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                      5.75%      None      None      None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                     None[2]        5%        1%      None

Annual Fund Operating Expenses

(expenses that are deducted           Class A   Class B   Class C   Class Y
from Fund assets)                      Shares    Shares    Shares    Shares

Management Fees[3]                      0.65%     0.65%     0.65%     0.65%

Distribution and Service
(12b-1) Fees                            0.25%     1.00%     1.00%     0.25%

Other Expenses[4]                       1.43%     1.61%     1.62%     1.47%

Total Annual Fund
Operating Expenses[4]                   2.33%     3.26%     3.27%     2.37%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to
0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

[4]Other Expenses and Total Annual Fund Operating Expenses have been restated
to reflect the change in shareholder servicing fees effective December 1, 2001;
otherwise, expense ratios are based on other Fund-level expenses for the fiscal year ended March 31, 2002. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $798    $1,261    $1,749    $3,088

Class B Shares                           $729    $1,304    $1,802    $3,342[1]

Class C Shares                           $330    $1,007    $1,707    $3,567

Class Y Shares                           $240    $  739    $1,265    $2,706

If shares are not redeemed
at end of period:                      1 Year   3 Years   5 Years  10 Years

Class A Shares                           $798    $1,261    $1,749    $3,088

Class B Shares                           $329    $1,004    $1,702    $3,342[1]

Class C Shares                           $330    $1,007    $1,707    $3,567

Class Y Shares                           $240    $  739    $1,265    $2,706

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

THE INVESTMENT PRINCIPLES OF THE FUNDS

Investment Goals, Principal Strategies and Other Investments

W&R Asset Strategy Fund

The goal of Asset Strategy Fund is to seek high total return over the long term. The Fund seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee, however, that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the
Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.

Generally, the mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class. The allowable range and approximate percentage of the mix for each asset class, as a percentage of the Fund's total assets, are listed below. Some types of investments, such as indexed securities, may fall into more than one asset class.

Portfolio Mix

Stocks 70% (can range from 0-100%)
Bonds 25% (can range from 0-100%)
Short-term 5% (can range from 0-100%)

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and typically increasing the stock class allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term asset classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value;
the Fund may also invest in derivative instruments for both defensive and speculative purposes. WRIMCO may, as a temporary defensive measure, invest up to all of the Fund's assets in:

*  money market instruments rated A-1 by S&P or Prime 1 by Moody's, or unrated securities judged by WRIMCO to be of equivalent quality

*  precious metals

Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may prevent the Fund from achieving its investment objective.

W&R Core Equity Fund

The goal of Core Equity Fund is to provide capital growth and income. The Fund seeks to achieve its goals by investing, during normal market conditions, primarily in a diversified portfolio of securities, typically the stocks of large, high quality U.S. and foreign companies that are well-known and have been consistently profitable. Under normal market conditions, the Fund will invest at least 80% of its net assets in equities. The Fund may also invest a limited amount of its assets in foreign securities. There is no guarantee, however, that the Fund will achieve its goals.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade) including commercial paper, short-term
U.S. Government securities and/or preferred stocks. However, by taking a temporary defensive position the Fund may not achieve its investment objectives.

W&R International Growth Fund

The primary goal of International Growth Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years.

The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade. There is no guarantee, however, that the Fund will achieve its goals.

Under normal conditions, the Fund invests at least 80% of its net assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country.

When WRIMCO believes that a temporary defensive position is desirable, it may invest up to all of the Fund's assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; it may use forward currency contracts to hedge specific foreign currencies; and it may also invest up to all of the Fund's assets in domestic securities. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

W&R Large Cap Growth Fund

The goal of Large Cap Growth Fund is the appreciation of your investment. The
Fund seeks to achieve this goal through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that
WRIMCO believes have appreciation possibilities. The Fund will, under normal market conditions, invest at least 80% of its net assets in large cap growth securities. There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25%
of its total assets in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves) or preferred stocks or both. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

W&R Mid Cap Growth Fund

The goal of Mid Cap Growth Fund is the growth of your investment. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising Russell Mid-Cap and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in Russell Mid-Cap.
Companies whose capitalization falls outside the range of Russell Mid-Cap after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. The Fund will, under normal market conditions, invest at least 80% of its net assets in mid cap securities. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term securities issued by the U.S. Government or its agencies or instrumentalities), preferred stocks or both. As well, the Fund may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. The Fund may also use options and futures contracts for defensive purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

W&R Science and Technology Fund

The goal of Science and Technology Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in the equity securities of science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. As well, the Fund may invest in companies that utilize science and/or technology to improve their existing business even though the business, itself, is not within the science and technology industry. There is no guarantee, however, that the Fund will achieve its goal.

The Fund may invest in, but is not limited to, the following areas:

*  aerospace and defense electronics

*  biotechnology

*  business machines

*  cable and broadband access

*  communications and electronic equipment

*  computer software and services

*  computer systems

*  electronics

*  electronic media

*  internet and internet-related services

*  medical devices and drugs

*  medical and hospital supplies and services

*  office equipment and supplies

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The
Fund may invest a limited amount of its assets in foreign securities.

Under normal economic and market conditions, the Fund will invest at least 80%
of its net assets in securities of science or technology companies or companies benefited by the application of scientific or technological discoveries. When
WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. The Fund may also invest in options and futures contracts for hedging purposes. By taking a temporary defensive position the Fund may not achieve its investment objective.

W&R Small Cap Growth Fund

The goal of Small Cap Growth Fund is growth of capital. The Fund seeks to achieve its goal by investing primarily in small cap common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund may occasionally invest in securities of larger companies that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. The Fund will, under normal market conditions, invest at least 80% of its net assets in small cap stocks. There is no guarantee, however, that the Fund will achieve its goal.

In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. The
Fund may also invest in more established companies, companies with longer operating histories than many small cap companies. By taking a temporary defensive position, the Fund may not achieve its investment objective.

W&R Tax-Managed Equity Fund

The goal of Tax-Managed Equity Fund is long-term growth of capital while minimizing taxable gains and income to shareholders. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of
U.S. and foreign companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will, likely, grow over time.

The Fund attempts to achieve high after-tax returns for its shareholders by balancing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized net short-term gains (taxed as ordinary income), as well as distributions of realized net long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed).
There is no guarantee, however, that the Fund will achieve its goal.

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

*  a long-term, low turnover approach to investing

*  an emphasis on lower-yielding securities to require distribution of little, if any, taxable income

*  an attempt to avoid net realized short-term gains

*  in the sale of portfolio securities, selection of the most tax-favored lots

*  selective tax-advantaged hedging techniques as an alternative to taxable sales

The Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper and short-term U.S. Government securities) and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Notwithstanding the Fund's use of tax-management investment strategies, the
Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large undistributed realized capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution.
Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time and may include adverse changes to applicable tax rates or capital gain holding periods.

All Funds

Each Fund may also invest in and use certain other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of
Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to equity and other market risk, financial risk and, in some cases, prepayment risk.

*  Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of each Fund will likely change as well.

*  Financial risk is based on the financial situation of the issuer of the security. The financial risk of a Fund may depend, for example, on the earnings performance of the issuer of stock held by the Fund. To the extent a Fund invests in debt securities, the financial risk of the Fund may also depend on the credit quality of the securities in which it invests.

*  Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, to foreign taxes, and to potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds.
Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news.
Performance will also depend on WRIMCO's skill in selecting investments and, with respect to Asset Strategy Fund, on WRIMCO's skill in allocating assets.

Asset Strategy Fund and International Growth Fund may each actively trade securities in seeking to achieve its goals. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the
Fund, which would increase your taxable income.

YOUR ACCOUNT

Choosing a Share Class

Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y.
Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a
Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                Class B                       Class C

Initial sales charge   No initial sales charge       No initial sales charge

No deferred sales      Deferred sales charge on      A 1% deferred sales
charge[1]              shares you sell within        charge on shares you
                       six years after purchase      sell within twelve
                                                     months after purchase

Maximum distribution   Maximum distribution          Maximum distribution
and service (12b-1)    and service (12b-1) fees      and service (12b-1)
fees of 0.25%          of 1.00%                      fees of 1.00%

For an investment of   Converts to Class A shares    Does not convert to
$2 million or more,    8 years after the month       Class A shares, so
only Class A shares    in which the shares were      annual expenses do
are available          purchased, thus reducing      not decrease
                       future annual expenses

                       For an investment of $300,000
                       or more, your financial advisor
                       typically will recommend
                       purchase of Class A shares due
                       to a reduced sales charge and
                       lower annual expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule
12b-1 under the Investment Company Act of 1940, as amended (1940 Act) for each of its Class A, Class B, Class C and Class Y shares. Under the Class A Plan, a
Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an
annual basis, of the average daily net assets of the Class A shares. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B
Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the
Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect.

Under the Class Y Plan, each Fund may pay Waddell & Reed a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund's Class Y shares to compensate Waddell & Reed for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to
Class Y shareholders and/or maintaining Class Y shareholder accounts.

Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Size of Purchase

                                                       Sales Charge
                                                         as Approx.
                                   Sales Charge          Percent of
                                   as Percent of           Amount
                                  Offering Price           Invested

Under $100,000                          5.75%               6.10%

$100,000 to less than $200,000           4.75                4.99

$200,000 to less than $300,000           3.50                3.63

$300,000 to less than $500,000           2.50                2.56

$500,000 to less than $1,000,000         1.50                1.52

$1,000,000 to less than $2,000,000       1.00                1.01

$2,000,000 and over                      0.00[1]             0.00[1]

[1]No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a CDSC of
1.00% on certain redemptions made within twelve months of the purchase. The
CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions

Lower sales charges are available by:

*  Combining additional purchases of Class A shares of any of the funds in W&R
   Funds, Inc. except Class A shares of W&R Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value
   (NAV) of Class A shares already held (Rights of Accumulation)

*  Grouping all purchases of Class A shares of any of the funds in W&R Funds,
   Inc., except shares of W&R Money Market Fund, made during a thirteen-month period (Letter of Intent)

*  Grouping purchases by certain related persons

Additional information and applicable forms are available from Waddell & Reed.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

*  Certain clients investing through a qualified fee-based program offered by a third-party that has made arrangements to sell shares of the Funds.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to
Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. The
CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no
CDSC will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of
$1,027, absent different instructions. The shares redeemed for payment of the
CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them.
However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares.
Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year         As % of Amount Subject to Charge

              1                                  5.0%

              2                                  4.0%

              3                                  3.0%

              4                                  3.0%

              5                                  2.0%

              6                                  1.0%

              7+                                 0.0%

In the table, a year is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on September 14, 2002, then redeems all Class B shares on September 12, 2003, the shareholder will pay a
CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of
Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to
0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares.
Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for seven years or longer, Class C shares may not be appropriate.

The CDSC will not apply in the following circumstances:

*  redemptions of shares by certain clients investing through a qualified fee-based program offered by a third-party that has made arrangements to sell shares of the Funds

*  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to
   Waddell & Reed

*  redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper

*  redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (The service and this exclusion from the CDSC do not apply to a one-time withdrawal)

*  redemptions of which the proceeds are reinvested in shares (must be reinvested in the same class as that which was redeemed) of the Fund within
   45 days after such redemption

*  the exercise of certain exchange privileges

*  redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500

*  redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or redemptions by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization

*  for Class C shares, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or recordkeeping services

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge. Class Y shares pay an annual
12b-1 distribution and/or service fee of up to 0.25% of average net assets.

Class Y shares are only available for purchase by:

*  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k)
   plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative, distribution and/or other support services to the plan

*  banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records, and to which entity an unaffiliated third party provides administrative, distribution and/or other support services

*  government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education
Savings Accounts) may be tax-deductible.

*  Individual Retirement Accounts (IRAs) allow certain individuals under age 70
   1/2, with earned income, to invest up to the Annual Dollar Limit per year.
   For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000.
   For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. An individual's maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year. The maximum annual contribution for an individual and his or her spouse is two times the
   Annual Dollar Limit or, if less, the couple's combined earned income for the tax year.

*  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

*  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is two times the
   Annual Dollar Limit or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

*  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary.

*  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.

*  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be
   established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

*  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $40,000.

*  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

*  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

*  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts
to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through a financial advisor and through other broker-dealers and banks that have selling agreements with Waddell &
Reed. Some of these firms may charge you a fee and may have additional requirements regarding the purchase of shares. To open your account you must complete and sign an application.

To purchase any class of shares by check, make your check payable to Waddell &
Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to Waddell & Reed at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to
UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number
9800007978, Special Account for Exclusive Benefit of Customers FBO Customer
Name and Account Number.

The price to buy a share of a Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

In the calculation of a Fund's NAV:

*  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

*  Bonds are generally valued according to prices quoted by an independent pricing service.

*  Short-term debt securities are valued at amortized cost, which approximates market value.

*  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

*  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

*  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in W&R Funds, Inc., the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

*  If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

*  Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your
Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the
Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account                                          $500 (per Fund)

For certain exchanges                                       $100 (per Fund)

For certain retirement accounts and accounts
opened with Automatic Investment Service                     $50 (per Fund)

To Add to an Account                                             Any amount

For certain exchanges                                       $100 (per Fund)

For Automatic Investment Service                             $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority                            $10 million
or for a corporation                           (within first twelve months)

For other eligible investors                                     Any amount

To Add to an Account                                             Any amount

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB
Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number
9800007978, Special Account for Exclusive Benefit of Customers FBO Customer
Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling
(redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund)
is the NAV per share of that Fund class, subject to any applicable CDSC.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

*  the name on the account registration

*  the Fund's name

*  the account number

*  the dollar amount or number, and the class, of shares to be redeemed

*  any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares
(redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next
NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

*  If more than one person owns the shares, each owner must sign the written request.

*  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

*  Redemptions may be suspended or payment dates postponed on days when the
   NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

*  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of
   Directors determines that conditions exist making cash payments undesirable.
   A Fund is obligated to redeem shares solely in cash up to the lesser of
   $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

*  If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

*  Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type          Special Requirements

Individual or         The written instructions must be signed by all

Joint Tenant          persons required to sign for transactions, exactly
                      as their names appear on the account.

Sole Proprietorship   The written instructions must be signed by the
                      individual owner of the business.

UGMA, UTMA            The custodian must sign the written instructions
                      indicating capacity as custodian.

Retirement Account    The written instructions must be signed by a properly
                      authorized person.

Trust                 The trustee must sign the written instructions
                      indicating capacity as trustee. If the trustee's name
                      is not in the account registration, provide a currently
                      certified copy of the trust document.

Business or           At least one person authorized by corporate
Organization          resolution to act on the account must sign the
                      written instructions.

Conservator,          The written instructions must be signed by the
Guardian or Other     person properly authorized by court order to act
Fiduciary             in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

*  a redemption request made by a corporation, partnership or fiduciary

*  a redemption request made by someone other than the owner of record

*  the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to
$500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest.
The reinvested amounts must be received by the Fund within forty-five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or
Class C shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within forty-five (45) days after such redemption.
Waddell & Reed will, with your reinvestment, restore an amount equal to the
CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of a Fund and once as to Class C shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Personal Service

A toll-free call, 888-WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our
Client Services staff is available to answer your questions. At almost any time of the day or night, you may access our web site, www.waddell.com, to obtain price information about other funds in W&R Funds, Inc. and to obtain a current prospectus.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same class of any of the Funds within W&R Funds, Inc. without the payment of an additional sales charge if you exchange Class A shares or without payment of a
CDSC when you exchange Class B shares or Class C shares. For Class B and Class
C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of
W&R Money Market Fund.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund in the W&R Funds may be sold only within the United States and the Commonwealth of Puerto Rico. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time as discussed in the SAI.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account

                  Minimum Amount              Minimum Frequency
                  $25 (per Fund)                   Monthly

Funds Plus Service

To move money from W&R Money Market Fund to another Fund in W&R Funds, Inc.
whether in the same or a different account in the same class

                  Minimum Amount              Minimum Frequency
                 $100 (per Fund)                   Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Core
Equity Fund, Mid Cap Growth Fund, Tax-Managed Equity Fund, Small Cap Growth
Fund, International Growth Fund, Large Cap Growth Fund, and Science and
Technology Fund, annually in December; and Asset Strategy Fund, quarterly in
March, June, September and December. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in
December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from a Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares.
Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.
A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends-received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in W&R Funds, Inc.
generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire Class A shares of that
Fund or acquire Class A shares of another fund in W&R Funds, Inc. without paying a sales charge due to the forty-five (45) day reinvestment privilege or exchange privilege. See Your Account-Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. Each Fund must withhold 30% of all dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUNDS

Portfolio Management

The Funds are managed by WRIMCO, subject to the authority of the Board of
Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO has served as investment manager to
W&R Funds, Inc. since its inception. WRIMCO is located at 6300 Lamar Avenue,
P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Michael L. Avery is primarily responsible for the management of the equity portion of the Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO,
Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr.
Avery was Vice President of, and Director of Research for, Waddell & Reed Asset
Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February
1994, has served as the Director of Research for WRIMCO and its predecessor since August 1987, and has been an employee of such since June 1981.

Daniel J. Vrabac is primarily responsible for the management of the fixed-
income portion of the Asset Strategy Fund. Mr. Vrabac has held his Fund responsibilities since January 1997. He is Senior Vice President of WRIMCO,
Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr.
Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset
Management Company. Mr. Vrabac has been an employee of WRIMCO since May 1994.

James D. Wineland is primarily responsible for the management of the Core
Equity Fund. Mr. Wineland has held his Fund responsibilities since July 1997.
He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice
President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998 Mr. Wineland was Vice President of, and
a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland
has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since
November 1984.

Thomas A. Mengel is primarily responsible for the management of the
International Growth Fund. Mr. Mengel has held his Fund responsibilities since
May 1996. Mr. Mengel is Senior Vice President of WRIMCO, Vice President of the
Fund and Vice President of other investment companies for which WRIMCO serves as investment manager.

Daniel P. Becker is primarily responsible for the management of the Large Cap
Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIMCO, Vice President of the Fund
and Vice President of other investment companies for which WRIMCO serves as investment manager. From January 1995 to March 1998, Mr. Becker was Vice
President of, and a portfolio manager for, Waddell & Reed Asset Management
Company. Mr. Becker has been an employee of WRIMCO and its predecessor since
October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997.

Kimberly A. Scott is primarily responsible for the management of the Mid Cap
Growth Fund. Ms. Scott has held her Fund responsibilities since February 2001.
She is Vice President of WRIMCO, Vice President of the Fund and Vice President
of another investment company managed by WRIMCO. Ms. Scott served as an investment analyst with WRIMCO from April 1999 to February 2001. From 1994 to
1999, she was an equity analyst for Bartlett & Company.

Zachary H. Shafran is primarily responsible for the management of the Science and Technology Fund. Mr. Shafran has held his responsibilities since February
2001. He is Senior Vice President of WRIMCO, Vice President of the Fund and
Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Shafran served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996 and has served as a portfolio manager since January 1996.

Grant P. Sarris is primarily responsible for the management of the Small Cap
Growth Fund. Mr. Sarris has held his Fund responsibilities since May 1998. He is Senior Vice President of WRIMCO and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris had served as an investment analyst with WRIMCO from October 1991 until January 1996 and had served as Assistant Portfolio Manager of Small Cap Growth Fund from January
1996 until May 1998.

Barry M. Ogden is primarily responsible for the management of the Tax-Managed
Equity Fund. Mr. Ogden has held his Fund responsibilities since January 2002.
He is Vice President of WRIMCO, Vice President of the Fund and Vice President
of another investment company for which WRIMCO serves as investment manager.
Mr. Ogden has served as Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since
July 1994.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations.
Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

for Asset Strategy Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.70%;

for Core Equity Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March
31, 2002 were 0.70%;

for International Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.85%;

for Large Cap Growth Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.57% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.70% without the voluntary waiver, by
WRIMCO, of management fee expenses;

for Mid Cap Growth Fund, 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.00% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.85% without the voluntary waiver, by
WRIMCO, of management fee expenses;

for Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.85%;

for Small Cap Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.85%; and

for Tax-Managed Equity Fund, 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion.
Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2002 were 0.00% with the voluntary waiver, by
WRIMCO, of management fee expenses; 0.65% without the voluntary waiver, by
WRIMCO, of management fee expenses.

WRIMCO has voluntarily agreed to waive its management fee for any day that a
Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y (as applicable) shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte &
Touche LLP, whose independent auditors' report, along with each Fund's financial statements for the fiscal year ended March 31, 2002, is included in the Funds' Annual Report to Shareholders, which is available upon request.

ASSET STRATEGY FUND

For a Class A share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year         7/10/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period             $11.98              $15.22
                                                 --------------------------
Income (loss) from investment operations:
Net investment income                              0.25                0.15
   Net realized and unrealized loss
       on investments                            (0.40)              (0.60)
                                                 --------------------------
Total from investment operations                 (0.15)              (0.45)
                                                 --------------------------
Less distributions:
From net investment income                       (0.30)              (0.13)
   From capital gains                            (0.20)              (2.66)
                                                 --------------------------
Total distributions                              (0.50)              (2.79)
                                                 --------------------------
Net asset value, end of period                   $11.33              $11.98
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                  -1.25%              -3.77%

Net assets, end of period (in millions)              $4                  $2

Ratio of expenses to average net assets           1.45%               1.26%[3]

Ratio of net investment income to
   average net assets                             2.28%               2.26%[3]

Portfolio turnover rate                         143.38%             214.77%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

ASSET STRATEGY FUND

For a Class B share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $11.97              $15.21
                                                 --------------------------
Income (loss) from investment operations:
Net investment income                              0.17                0.07
   Net realized and unrealized loss
       on investments                            (0.41)              (0.60)
                                                 --------------------------
Total from investment operations                 (0.24)              (0.53)
                                                 --------------------------
Less distributions:
From net investment income                       (0.21)              (0.05)
   From capital gains                            (0.20)              (2.66)
                                                 --------------------------
Total distributions                              (0.41)              (2.71)
                                                 --------------------------
Net asset value, end of period                   $11.32              $11.97
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                     -2.03%              -4.35%

Net assets, end of period (in millions)              $3                  $2

Ratio of expenses to average net assets           2.25%               2.15%[2]

Ratio of net investment income to average
   net assets                                     1.50%               1.37%[2]

Portfolio turnover rate                         143.38%             214.77%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

ASSET STRATEGY FUND
For a Class C share outstanding throughout each period[1]:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period       $11.97    $15.21    $11.20    $11.42    $ 9.73
                            -----------------------------------------------
Income (loss) from investment
   operations:
Net investment income          0.19      0.11      0.03      0.15      0.21
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.43)    (0.62)      4.33      0.05      2.16
                            -----------------------------------------------
Total from investment
   operations                (0.24)    (0.51)      4.36      0.20      2.37
                            -----------------------------------------------
Less distributions:
From net investment income   (0.21)    (0.07)    (0.05)    (0.16)    (0.22)
   From capital gains        (0.20)    (2.66)    (0.30)    (0.26)    (0.46)
                            -----------------------------------------------
Total distributions          (0.41)    (2.73)    (0.35)    (0.42)    (0.68)
                            -----------------------------------------------
Net asset value,
   end of period             $11.32    $11.97    $15.21    $11.20    $11.42
                            ===============================================

Class C Ratios/Supplemental Data

Total return                 -1.98%    -4.22%    39.60%     1.79%    24.94%

Net assets, end of

   period (in millions)         $47       $54       $52       $30       $19

Ratio of expenses to
   average net assets         2.20%     2.15%     2.24%     2.32%     2.44%

Ratio of net investment
   income to average
   net assets                 1.59%     0.86%     0.24%     1.38%     2.02%

Portfolio turnover rate     143.38%   214.77%   204.12%   168.17%   220.67%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

ASSET STRATEGY FUND

For a Class Y share outstanding throughout each period:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period       $11.98    $15.26    $11.21    $11.43    $ 9.73
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment income          0.28      0.24      0.15      0.26      0.31
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.42)    (0.63)      4.33      0.05      2.16
                            -----------------------------------------------
Total from investment
   operations                (0.14)    (0.39)      4.48      0.31      2.47
                            -----------------------------------------------
Less distributions:
From net investment income   (0.31)    (0.23)    (0.13)    (0.27)    (0.31)
   From capital gains        (0.20)    (2.66)    (0.30)    (0.26)    (0.46)
                            -----------------------------------------------
Total distributions          (0.51)    (2.89)    (0.43)    (0.53)    (0.77)
                            -----------------------------------------------
Net asset value,
   end of period             $11.33    $11.98    $15.26    $11.21    $11.43
                            ===============================================

Class Y Ratios/Supplemental Data

Total return                 -1.14%    -3.39%    40.85%     2.75%    26.06%

Net assets, end of period
   (in thousands)              $627      $550      $508      $307      $225

Ratio of expenses to
   average net assets         1.33%     1.32%     1.33%     1.45%     1.58%

Ratio of net investment
   income to average
   net assets                 2.44%     1.71%     1.14%     2.25%     2.90%

Portfolio turnover rate     143.38%   214.77%   204.12%   168.17%   220.67%

CORE EQUITY FUND[1]

For a Class A share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[2]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period              $9.51              $13.89
                                                 --------------------------

Loss from investment operations:
Net investment loss                              (0.20)              (0.00)
   Net realized and unrealized loss
       on investments                            (0.11)              (2.00)
                                                 --------------------------
Total from investment operations                 (0.31)              (2.00)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.31)              (2.38)
                                                 --------------------------
Total distributions                              (0.31)              (2.38)
                                                 --------------------------
Net asset value, end of period                    $8.89              $ 9.51
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[3]                                  -3.18%             -16.72%

Net assets, end of period (in millions)              $9                  $4

Ratio of expenses to average net assets           1.26%               1.18%[4]

Ratio of net investment loss to average
   net assets                                    -0.11%              -0.11%[4]

Portfolio turnover rate                          22.36%              39.02%[5]

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective
October 2, 2000.

[2]Commencement of operations.

[3]Total return calculated without taking into account the sales load deducted on an initial purchase.

[4]Annualized.

[5]For the fiscal year ended March 31, 2001.

CORE EQUITY FUND[1]

For a Class B share outstanding throughout each period:
                                                                     For the
                                                 For the           period from
                                               fiscal year         7/11/00[2]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period              $9.44              $14.10
                                                  -------------------------
Loss from investment operations:
Net investment loss                              (0.14)              (0.05)
   Net realized and unrealized loss
       on investments                            (0.25)              (2.23)
                                                  -------------------------
Total from investment operations                 (0.39)              (2.28)
                                                  -------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.31)              (2.38)
                                                  -------------------------
Total distributions                              (0.31)              (2.38)
                                                  -------------------------
Net asset value, end of period                    $8.74              $ 9.44
                                                  =========================

Class B Ratios/Supplemental Data

Total return                                     -4.06%             -18.50%

Net assets, end of period (in millions)              $6                  $5

Ratio of expenses to average net assets           2.18%               2.11%[3]

Ratio of net investment loss to average
   net assets                                    -1.04%              -1.02%[3]

Portfolio turnover rate                          22.36%              39.02%[4]

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective
October 2, 2000.

[2]Commencement of operations.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

CORE EQUITY FUND[1]

For a Class C share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period        $9.45    $13.76    $11.52    $12.24    $ 9.09
                             ----------------------------------------------
Income (loss) from
   investment operations:
Net investment
   income (loss)             (0.08)    (0.11)    (0.01)      0.03    (0.02)
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.30)    (1.82)      2.71      0.82      3.56
                             ----------------------------------------------
Total from investment
   operations                (0.38)    (1.93)      2.70      0.85      3.54
                             ----------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.03)    (0.01)    (0.00)
   From capital gains        (0.31)    (2.38)    (0.43)    (1.56)    (0.39)
                             ----------------------------------------------
Total distributions          (0.31)    (2.38)    (0.46)    (1.57)    (0.39)
                             ----------------------------------------------
Net asset value,
   end of period              $8.76    $ 9.45    $13.76    $11.52    $12.24
                             ==============================================

Class C Ratios/Supplemental Data

Total return                 -3.94%   -16.40%    23.98%     7.47%    39.57%

Net assets, end of
   period (in millions)        $356      $440      $585      $508      $473

Ratio of expenses to
   average net assets         2.05%     1.97%     1.98%     1.93%     1.92%

Ratio of net investment
   income (loss) to
   average net assets        -0.91%    -0.93%    -0.12%     0.30%    -0.23%

Portfolio turnover rate      22.36%    39.02%    75.64%    54.73%    36.94%

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective
October 2, 2000.

[2]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

CORE EQUITY FUND[1]

For a Class Y share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period        $9.82    $14.08    $11.78    $12.46    $ 9.18
                             ----------------------------------------------
Income (loss) from
   investment operations:
Net investment
   income (loss)             (0.11)    (0.04)      0.06      0.12      0.05
   Net realized and
        unrealized gain
        (loss) on
        investments          (0.21)    (1.84)      2.80      0.84      3.62
                             ----------------------------------------------
Total from
   investment operations     (0.32)    (1.88)      2.86      0.96      3.67
                             ----------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.13)    (0.08)    (0.00)
   From capital gains        (0.31)    (2.38)    (0.43)    (1.56)    (0.39)
                             ----------------------------------------------
Total distributions          (0.31)    (2.38)    (0.56)    (1.64)    (0.39)
                             ----------------------------------------------
Net asset value,
   end of period              $9.19    $ 9.82    $14.08    $11.78    $12.46
                             ==============================================

Class Y Ratios/Supplemental Data

Total return                 -3.18%   -15.62%    24.96%     8.37%    40.63%

Net assets, end of
   period (in millions)          $4        $2        $2        $1        $1

Ratio of expenses to
   average net assets         1.17%     1.15%     1.16%     1.15%     1.20%

Ratio of net investment
   income (loss) to
   average net assets        -0.03%    -0.11%     0.67%     1.10%     0.50%

Portfolio turnover rate      22.36%    39.02%    75.64%    54.73%    36.94%

[1]Core Equity Fund (formerly Total Return Fund) changed its name effective
October 2, 2000.

[2]Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

INTERNATIONAL GROWTH FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period             $12.03              $24.33
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.17)              (0.02)
   Net realized and unrealized loss
       on investments                            (2.01)              (6.46)
                                                 --------------------------
Total from investment operations                 (2.18)              (6.48)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.03)              (5.82)
                                                 --------------------------
Total distributions                              (0.03)              (5.82)
                                                 --------------------------
Net asset value, end of period                   $ 9.82              $12.03
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                 -18.12%             -29.73%

Net assets, end of period (in millions)              $7                  $5

Ratio of expenses to average net assets           1.89%               1.72%[3]

Ratio of net investment loss to average
   net assets                                    -0.49%              -0.31%[3]

Portfolio turnover rate                         133.83%             103.03%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

INTERNATIONAL GROWTH FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         7/10/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $11.94              $24.59
                                                 --------------------------
Income (loss) from investment operations:
   Net investment loss                           (0.19)              (0.09)
   Net realized and unrealized loss
       on investments                            (2.07)              (6.74)
                                                 --------------------------
Total from investment operations                 (2.26)              (6.83)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.03)              (5.82)
                                                 --------------------------
Total distributions                              (0.03)              (5.82)
                                                 --------------------------
Net asset value, end of period                   $ 9.65              $11.94
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                    -18.93%             -30.89%

Net assets, end of period (in millions)              $2                  $2

Ratio of expenses to average net assets           2.89%               2.61%[2]

Ratio of net investment loss to average
   net assets                                    -1.42%              -1.30%[2]

Portfolio turnover rate                         133.83%             103.03%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

INTERNATIONAL GROWTH FUND

For a Class C share outstanding throughout each period[1]:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period       $11.96    $28.58    $15.58    $15.04    $12.40
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment loss          (0.11)    (0.17)    (0.34)    (0.07)    (0.10)
   Net realized and
        unrealized gain
        (loss) on
        investments          (2.13)   (10.63)     15.14      1.55      4.12
                            -----------------------------------------------
Total from investment
   operations                (2.24)   (10.80)     14.80      1.48      4.02
                            -----------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
   From capital gains        (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                            -----------------------------------------------
Total distributions          (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                            -----------------------------------------------
Net asset value,
   end of period             $ 9.69    $11.96    $28.58    $15.58    $15.04
                            ===============================================

Class C Ratios/Supplemental Data

Total return                -18.73%   -40.45%    97.89%    10.36%    35.24%

Net assets, end of
   period (in millions)         $74      $123      $233      $100       $87

Ratio of expenses to

   average net assets         2.62%     2.36%     2.37%     2.35%     2.35%

Ratio of net investment
   loss to average
   net assets                -1.03%    -1.03%    -1.48%    -0.53%    -0.82%

Portfolio turnover rate     133.83%   103.03%   125.71%   116.25%   105.11%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

INTERNATIONAL GROWTH FUND

For a Class Y share outstanding throughout each period:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period       $12.87    $29.86    $16.08    $15.35    $12.52
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment
   income (loss)             (0.18)    (0.17)    (1.41)      0.05      0.01
   Net realized and
        unrealized gain
        (loss) on
        investments          (2.11)   (11.00)     16.99      1.62      4.20
                            -----------------------------------------------
Total from
   investment operations     (2.29)   (11.17)     15.58      1.67      4.21
                            -----------------------------------------------
Less distributions:
From net investment income   (0.00)    (0.00)    (0.00)    (0.00)    (0.00)
   From capital gains        (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                            -----------------------------------------------
Total distributions          (0.03)    (5.82)    (1.80)    (0.94)    (1.38)
                            -----------------------------------------------
Net asset value,
   end of period             $10.55    $12.87    $29.86    $16.08    $15.35
                            ===============================================

Class Y Ratios/Supplemental Data

Total return                -17.79%   -39.91%    99.74%    11.41%    36.45%

Net assets, end of
   period (in thousands)     $8,314    $6,594    $5,296      $629      $419

Ratio of expenses to
   average net assets         1.52%     1.44%     1.48%     1.44%     1.51%

Ratio of net investment
   income (loss) to average
   net assets                -0.11%    -0.02%    -0.80%     0.36%     0.07%

Portfolio turnover rate     133.83%   103.03%   125.71%   116.25%   105.11%

LARGE CAP GROWTH FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         6/30/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period              $9.48              $10.00
                                                 --------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.04)                0.05
   Net realized and unrealized loss
       on investments                            (0.23)              (0.45)
                                                 --------------------------
Total from investment operations                 (0.27)              (0.40)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.06)
   From capital gains                            (0.00)              (0.06)
                                                 --------------------------
Total distributions                              (0.00)              (0.12)
                                                 --------------------------
Net asset value, end of period                    $9.21              $ 9.48
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                  -2.85%              -4.27%
Net assets, end of period (in millions)             $20                 $19

Ratio of expenses to average net assets
   including voluntary expense waiver             1.58%               1.13%[3]

Ratio of net investment income (loss) to
   average net assets including voluntary
   expense waiver                                -0.38%               0.89%[3]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.69%               1.34%[3]

Ratio of net investment income (loss)
   to average net assets excluding
   voluntary expense waiver                      -0.49%               0.68%[3]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

LARGE CAP GROWTH FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/6/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period              $9.44              $10.02
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.16)              (0.03)
   Net realized and unrealized loss
       on investments                            (0.23)              (0.49)
                                                 --------------------------
Total from investment operations                 (0.39)              (0.52)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.06)
                                                 --------------------------
Total distributions                              (0.00)              (0.06)
                                                 --------------------------
Net asset value, end of period                    $9.05              $ 9.44
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                     -4.13%              -5.32%
Net assets, end of period (in millions)              $2                  $2

Ratio of expenses to average net assets
   including voluntary expense waiver             2.98%               2.53%[2]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -1.79%              -0.60%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.19%               3.00%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.00%              -1.07%[2]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Annualized.

LARGE CAP GROWTH FUND

For a Class C share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class C Per-Share Data

Net asset value, beginning of period              $9.45              $10.00
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.12)              (0.00)
   Net realized and unrealized loss
       on investments                            (0.23)              (0.48)
                                                 --------------------------
Total from investment operations                 (0.35)              (0.48)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.01)
   From capital gains                            (0.00)              (0.06)
                                                 --------------------------
Total distributions                              (0.00)              (0.07)
                                                 --------------------------
Net asset value, end of period                    $9.10              $ 9.45
                                                 ==========================

Class C Ratios/Supplemental Data

Total return                                     -3.60%              -4.93%
Net assets, end of period (in millions)              $7                  $7

Ratio of expenses to average net assets
   including voluntary expense waiver             2.51%               2.06%[2]

Ratio of net investment loss to average
   net assets including voluntary

   expense waiver                                -1.31%              -0.08%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             2.68%               2.44%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -1.48%              -0.46%[2]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Annualized.

LARGE CAP GROWTH FUND

For a Class Y share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/6/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class Y Per-Share Data

Net asset value, beginning of period              $9.48              $10.02
                                                 --------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.01)                0.09
   Net realized and unrealized loss
       on investments                            (0.25)              (0.50)
                                                 --------------------------
Total from investment operations                 (0.26)              (0.41)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.07)
   From capital gains                            (0.00)              (0.06)
                                                 --------------------------
Total distributions                              (0.00)              (0.13)
                                                 --------------------------
Net asset value, end of period                    $9.22              $ 9.48
                                                 ==========================

Class Y Ratios/Supplemental Data

Total return                                     -2.74%              -4.38%
Net assets, end of period (in thousands)           $768                $279

Ratio of expenses to average net assets
   including voluntary expense waiver             1.36%               1.13%[2]

Ratio of net investment income (loss)
   to average net assets including voluntary
   expense waiver                                -0.20%               1.11%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.45%               1.34%[2]

Ratio of net investment income (loss) to
   average net assets excluding voluntary
   expense waiver                                -0.29%               0.90%[2]

Portfolio turnover rate                          98.59%              75.42%

[1]Commencement of operations.

[2]Annualized.

MID CAP GROWTH FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         6/30/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period              $9.11              $10.00
                                                 --------------------------
Income (loss) from investment operations:
Net investment income                              0.02                0.11
   Net realized and unrealized loss
       on investments                            (0.17)              (0.65)
                                                 --------------------------
Total from investment operations                 (0.15)              (0.54)
                                                 --------------------------
Less distributions:
From net investment income                       (0.05)              (0.06)
   From capital gains                            (0.00)              (0.29)
                                                 --------------------------
Total distributions                              (0.05)              (0.35)
                                                 --------------------------
Net asset value, end of period                    $8.91              $ 9.11
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                  -1.67%              -5.88%
Net assets, end of period (in millions)             $15                 $11

Ratio of expenses to average net assets
   including voluntary expense waiver             1.17%               1.01%[3]

Ratio of net investment income to average

   net assets including voluntary
   expense waiver                                 0.34%               1.85%[3]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.84%               1.65%[3]

Ratio of net investment income (loss) to
   average net assets excluding voluntary
   expense waiver                                -0.33%               1.21%[3]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

MID CAP GROWTH FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/6/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period              $9.07              $10.01
                                                 --------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.09)                0.02
   Net realized and unrealized loss
       on investments                            (0.17)              (0.66)
                                                 --------------------------
Total from investment operations                 (0.26)              (0.64)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.01)
   From capital gains                            (0.00)              (0.29)
                                                 --------------------------
Total distributions                              (0.00)              (0.30)
                                                 --------------------------
Net asset value, end of period                    $8.81              $ 9.07
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                     -2.87%              -6.85%
Net assets, end of period (in millions)              $2                  $2

Ratio of expenses to average net assets
   including voluntary expense waiver             2.49%               2.40%[2]

Ratio of net investment income (loss) to
   average net assets including voluntary
   expense waiver                                -0.95%               0.44%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.90%               3.93%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.37%              -1.09%[2]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Annualized.

MID CAP GROWTH FUND

For a Class C share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class C Per-Share Data

Net asset value, beginning of period              $9.08              $10.00
                                                 --------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.05)                0.04
   Net realized and unrealized loss
       on investments                            (0.18)              (0.66)
                                                 --------------------------
Total from investment operations                 (0.23)              (0.62)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.01)
   From capital gains                            (0.00)              (0.29)
                                                 --------------------------
Total distributions                              (0.00)              (0.30)
                                                 --------------------------
Net asset value, end of period                    $8.85              $ 9.08
                                                 ==========================

Class C Ratios/Supplemental Data

Total return                                     -2.53%              -6.58%

Net assets, end of period (in millions)              $4                  $4

Ratio of expenses to average net assets
   including voluntary expense waiver             2.10%               1.99%[2]

Ratio of net investment income (loss) to
   average net assets including voluntary
   expense waiver                                -0.55%               0.84%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.30%               3.26%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -1.74%              -0.43%[2]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Annualized.

MID CAP GROWTH FUND

For a Class Y share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         7/10/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class Y Per-Share Data

Net asset value, beginning of period              $9.11              $10.23
                                                 --------------------------
Income (loss) from investment operations:
Net investment income                              0.00                0.11
   Net realized and unrealized loss
       on investments                            (0.14)              (0.88)
                                                 --------------------------
Total from investment operations                 (0.14)              (0.77)
                                                 --------------------------
Less distributions:
From net investment income                       (0.06)              (0.06)
   From capital gains                            (0.00)              (0.29)
                                                 --------------------------
Total distributions                              (0.06)              (0.35)
                                                 --------------------------
Net asset value, end of period                    $8.91              $ 9.11
                                                 ==========================

Class Y Ratios/Supplemental Data

Total return                                     -1.52%              -7.97%

Net assets, end of period (in thousands)           $438                $184

Ratio of expenses to average net assets
   including voluntary expense waiver             0.83%               1.03%[2]

Ratio of net investment income to average
   net assets including voluntary
   expense waiver                                 0.50%               1.77%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             1.30%               1.68%[2]

Ratio of net investment income to average
   net assets excluding voluntary
   expense waiver                                 0.03%               1.11%[2]

Portfolio turnover rate                          39.05%             110.18%

[1]Commencement of operations.

[2]Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period             $17.93              $34.91
                                                 --------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (0.45)                0.02
   Net realized and unrealized gain (loss)
       on investments                              0.73              (9.35)
                                                 --------------------------
Total from investment operations                   0.28              (9.33)
                                                 --------------------------
Less distribution from capital gains             (0.02)              (7.65)
                                                 --------------------------
Net asset value, end of period                   $18.19              $17.93
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                   1.56%             -31.95%
Net assets, end of period (in millions)             $12                  $6

Ratio of expenses to average net assets           1.75%               1.70%[3]

Ratio of net investment income (loss) to
   average net assets                            -0.76%               0.26%[3]

Portfolio turnover rate                          90.92%             111.25%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

SCIENCE AND TECHNOLOGY FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $17.80              $34.91
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.38)              (0.06)
   Net realized and unrealized gain (loss)
       on investments                              0.48              (9.40)
                                                 --------------------------
Total from investment operations                   0.10              (9.46)
                                                 --------------------------
Less distribution from capital gains             (0.02)              (7.65)
                                                 --------------------------
Net asset value, end of period                   $17.88              $17.80
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                      0.56%             -32.37%

Net assets, end of period (in millions)              $4                  $3

Ratio of expenses to average net assets           2.75%               2.53%[2]

Ratio of net investment loss to average
   net assets                                    -1.73%              -0.55%[2]

Portfolio turnover rate                          90.92%             111.25%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

SCIENCE AND TECHNOLOGY FUND

For a Class C share outstanding throughout each period[1]:

                                                                    For the
                                    For the fiscal year          period from
                                    ended March 31,              7/31/97[2]
                              -----------------------------------        to
                               2002      2001      2000      1999   3/31/98
                              ---------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period       $17.83    $45.03    $17.45    $12.01    $10.00
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment loss          (0.24)    (0.12)    (0.95)    (0.09)    (0.07)
   Net realized and
        unrealized gain
        (loss) on
        investments            0.40   (19.43)     28.77      5.53      2.08
                            -----------------------------------------------
Total from
   investment operations       0.16   (19.55)     27.82      5.44      2.01
                            -----------------------------------------------
Less distribution
   from capital gains        (0.02)    (7.65)    (0.24)    (0.00)    (0.00)
                            -----------------------------------------------
Net asset value,
   end of period             $17.97    $17.83    $45.03    $17.45    $12.01
                            ===============================================

Class C Ratios/Supplemental Data

Total return                  0.89%   -47.49%   159.75%    45.30%    20.10%

Net assets, end of
   period (in millions)        $112      $134      $283       $44        $8

Ratio of expenses to
   average net assets         2.45%     2.27%     2.20%     2.57%     3.20%[3]

Ratio of net investment
   loss to average
   net assets                -1.40%    -0.44%    -1.68%    -1.26%    -1.66%[3]

Portfolio turnover rate      90.92%   111.25%    44.19%    51.00%    26.64%

[1]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on
October 4, 1999.

[2]Commencement of operations.

[3]Annualized.

SCIENCE AND TECHNOLOGY FUND

For a Class Y share outstanding throughout each period:

                                                                    For the
                                   For the fiscal year period from
                                    ended March 31,                  6/9/98[1]
                                 --------------------------------        to
                                 2002         2001        2000      3/31/99
                                 ------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period         $18.21       $45.36      $17.65       $12.20
                               --------------------------------------------
Income (loss) from
   investment operations:
Net investment income (loss)   (0.51)       (0.01)      (6.09)         0.01
   Net realized and
        unrealized gain
        (loss) on investments    0.86      (19.49)       34.04         5.44
                               --------------------------------------------
Total from investment
   operations                    0.35      (19.50)       27.95         5.45
                               --------------------------------------------
Less distribution from
   capital gains               (0.02)       (7.65)      (0.24)       (0.00)
                               --------------------------------------------
Net asset value,
   end of period               $18.54       $18.21      $45.36       $17.65
                               ============================================

Class Y Ratios/Supplemental Data

Total return                    1.92%     -47.00%      158.67%       44.67%

Net assets, end of period
   (in thousands)              $3,035      $1,466       $2,108          $53

Ratio of expenses to average
   net assets                   1.39%       1.35%        1.36%        0.62%[2]

Ratio of net investment
   income (loss) to average
   net assets                  -0.43%       0.47%       -0.96%        0.54%[2]

Portfolio turnover rate        90.92%     111.25%       44.19%       51.00%[2]

[1]Commencement of operations.

[2]Annualized.

SMALL CAP GROWTH FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/3/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period             $ 9.43              $19.64
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.59)              (0.02)
   Net realized and unrealized gain (loss)
       on investments                              1.75              (4.74)
                                                 --------------------------
Total from investment operations                   1.16              (4.76)
                                                 --------------------------
Less distribution from capital gains             (0.00)              (5.45)
                                                 --------------------------
Net asset value, end of period                   $10.59              $ 9.43
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                  12.30%             -28.30%

Net assets, end of period (in millions)             $16                  $4

Ratio of expenses to average net assets           1.39%               1.49%[3]

Ratio of net investment loss to average
   net assets                                    -0.93%              -0.39%[3]

Portfolio turnover rate                          28.77%              47.85%[4]

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

[4]For the fiscal year ended March 31, 2001.

SMALL CAP GROWTH FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/6/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period             $ 9.36              $19.26
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.26)              (0.06)
   Net realized and unrealized gain (loss)
       on investments                              1.30              (4.39)
                                                 --------------------------
Total from investment operations                   1.04              (4.45)
                                                 --------------------------
Less distribution from capital gains             (0.00)              (5.45)
                                                 --------------------------
Net asset value, end of period                   $10.40              $ 9.36
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                     11.11%             -27.29%

Net assets, end of period (in millions)              $8                  $5

Ratio of expenses to average net assets           2.43%               2.31%[2]

Ratio of net investment loss to average
   net assets                                    -1.94%              -1.18%[2]

Portfolio turnover rate                          28.77%              47.85%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended March 31, 2001.

SMALL CAP GROWTH FUND[1]

For a Class C share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,
                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class C Per-Share Data

Net asset value,
   beginning of period       $ 9.38    $21.64    $14.74    $14.29    $ 9.08
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment loss          (0.16)    (0.10)    (0.18)    (0.11)    (0.13)
   Net realized and
        unrealized gain
        (loss) on
        investments            1.22    (6.71)     10.22      2.91      5.91
                            -----------------------------------------------
Total from investment
   operations                  1.06    (6.81)     10.04      2.80      5.78
                            -----------------------------------------------
Less distribution from
   capital gains             (0.00)    (5.45)    (3.14)    (2.35)    (0.57)
                            -----------------------------------------------
Net asset value,
   end of period             $10.44    $ 9.38    $21.64    $14.74    $14.29
                            ===============================================

Class C Ratios/Supplemental Data

Total return                 11.30%   -35.17%    73.38%    21.61%    65.37%

Net assets, end of
   period (in millions)        $435      $459      $801      $425      $330

Ratio of expenses to
   average net assets         2.20%     2.12%     2.11%     2.10%     2.13%

Ratio of net investment
   loss to average
   net assets                -1.70%    -0.81%    -0.90%    -0.90%    -1.12%

Portfolio turnover rate      28.77%    47.85%    82.24%    51.41%    33.46%

[1]Small Cap Growth Fund (formerly Growth Fund) changed its name and investment strategy effective June 30, 2000.

[2]The financial data shown for a Class C share are based on the financial data for a share of the fund's prior Class B. On March 24, 2000, that Class B was combined with and redesignated as Class C, which had commenced operations on October 4, 1999. Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

SMALL CAP GROWTH FUND[1]

For a Class Y share outstanding throughout each period[2]:

                                             For the fiscal year
                                             ended March 31,

                              ---------------------------------------------
                               2002      2001      2000      1999      1998
                              ---------------------------------------------
Class Y Per-Share Data

Net asset value,
   beginning of period       $10.14    $22.65    $15.21    $14.55    $ 9.16
                            -----------------------------------------------
Income (loss) from
   investment operations:
Net investment income (loss) (0.34)    (0.20)    (0.15)      0.00    (0.03)
   Net realized and
        unrealized gain
        (loss) on
        investments            1.59    (6.86)     10.73      3.01      5.99
                            -----------------------------------------------
Total from investment
   operations                  1.25    (7.06)     10.58      3.01      5.96
                            -----------------------------------------------
Less distribution from
   capital gains             (0.00)    (5.45)    (3.14)    (2.35)    (0.57)
                            -----------------------------------------------
Net asset value,
   end of period             $11.39    $10.14    $22.65    $15.21    $14.55
                            ===============================================

Class Y Ratios/Supplemental Data

Total return                 12.33%   -34.67%    74.71%    22.73%    66.78%

Net assets, end of
   period (in thousands)    $48,165   $21,027   $16,770    $7,942      $633

Ratio of expenses to
   average net assets         1.31%     1.30%     1.30%     1.18%     1.30%

Ratio of net investment
   income (loss) to
   average net assets        -0.83%    -0.02%    -0.09%     0.08%    -0.30%

Portfolio turnover rate      28.77%    47.85%    82.24%    51.41%    33.46%

[1]Small Cap Growth Fund (formerly Growth Fund) changed its name and investment strategy effective June 30, 2000.

[2]Per-share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.

TAX-MANAGED EQUITY FUND

For a Class A share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         6/30/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class A Per-Share Data

Net asset value, beginning of period              $7.19              $10.00
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.08)              (0.00)
   Net realized and unrealized loss
       on investments                            (0.68)              (2.81)
                                                 --------------------------
Total from investment operations                 (0.76)              (2.81)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.00)
                                                 --------------------------
Total distributions                              (0.00)              (0.00)
                                                 --------------------------
Net asset value, end of period                    $6.43              $ 7.19
                                                 ==========================

Class A Ratios/Supplemental Data

Total return[2]                                 -10.57%             -28.10%

Net assets, end of period (in millions)              $4                  $4

Ratio of expenses to average net assets
   including voluntary expense waiver             1.62%               1.27%[3]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -0.92%              -0.09%[3]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             2.17%               1.80%[3]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -1.46%              -0.62%[3]

Portfolio turnover rate                          95.60%              73.46%

[1]Commencement of operations.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

TAX-MANAGED EQUITY FUND

For a Class B share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year         7/13/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class B Per-Share Data

Net asset value, beginning of period              $7.12              $10.06
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.13)              (0.05)
   Net realized and unrealized loss
       on investments                            (0.68)              (2.89)
                                                 --------------------------
Total from investment operations                 (0.81)              (2.94)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.00)
                                                 --------------------------
Total distributions                              (0.00)              (0.00)
                                                 --------------------------
Net asset value, end of period                    $6.31              $ 7.12
                                                 ==========================

Class B Ratios/Supplemental Data

Total return                                    -11.38%             -29.22%

Net assets, end of period (in thousands)           $358                $296

Ratio of expenses to average net assets
   including voluntary expense waiver             2.56%               2.45%[2]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -1.86%              -1.74%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.42%               3.48%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.71%              -2.77%[2]

Portfolio turnover rate                          95.60%              73.46%

[1]Commencement of operations.

[2]Annualized.

TAX-MANAGED EQUITY FUND

For a Class C share outstanding throughout each period:

                                                                     For the
                                                 For the           period from
                                               fiscal year          7/6/00[1]
                                                  ended                to
                                                 3/31/02             3/31/01
                                               ----------------------------
Class C Per-Share Data

Net asset value, beginning of period              $7.13              $10.01
                                                 --------------------------
Income (loss) from investment operations:
Net investment loss                              (0.19)              (0.06)
   Net realized and unrealized loss
   on investments                                (0.62)              (2.82)
                                                 --------------------------
Total from investment operations                 (0.81)              (2.88)
                                                 --------------------------
Less distributions:
From net investment income                       (0.00)              (0.00)
   From capital gains                            (0.00)              (0.00)
                                                 --------------------------
Total distributions                              (0.00)              (0.00)
                                                 --------------------------
Net asset value, end of period                    $6.32              $ 7.13
                                                 ==========================

Class C Ratios/Supplemental Data

Total return                                    -11.36%             -28.77%
Net assets, end of period (in thousands)           $865              $1,700

Ratio of expenses to average net assets
   including voluntary expense waiver             2.76%               2.35%[2]

Ratio of net investment loss to average
   net assets including voluntary
   expense waiver                                -2.07%              -1.52%[2]

Ratio of expenses to average net assets
   excluding voluntary expense waiver             3.69%               3.34%[2]

Ratio of net investment loss to average
   net assets excluding voluntary
   expense waiver                                -2.99%              -2.50%[2]

Portfolio turnover rate                          95.60%              73.46%

[1]Commencement of operations.

[2]Annualized.

W&R FUNDS, INC.

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

W&R FUNDS, INC.

You can get more information about each Fund in the --

*  Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the
   Prospectus).

*  Annual and Semiannual Reports to Shareholders, which detail a Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the year covered by the report.

To request a copy of the Funds' current SAI or copies of the most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the
Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the  SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference
Room in Washington, D.C. You can find out about the operation of the Public
Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file number is: 811-6569

Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

WRP3210(7-02)